Bridge Builder Large Cap Growth Fund
Summary Prospectus

Ticker: BBGLX	October 28, 2017

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at:

 www.bridgebuildermutualfunds.com

You may also obtain this information at no cost by calling 1-855-823-3611 or by e-mail at bridgebuilder@edwardjones.com.  The Fund’s Prospectus and Statement of Additional Information dated October 28, 2017, are incorporated by reference into this Summary Prospectus.

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Investment Objective

The investment objective of Bridge Builder Large Cap Growth Fund (the “Fund” or the “Large Cap Growth Fund”) is to provide capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.44%
Distribution and Service (12b-1) Fees	None
Other Expenses(2)	0.04%
Total Annual Fund Operating Expenses	0.48%
Less Waivers(1)	(0.19)%
Net Annual Fund Operating Expenses	0.29%

(1)
Olive Street Investment Advisers, LLC (the “Adviser”) has contractually agreed, until at least October 28, 2018, to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Fund is required to pay the Fund’s Sub-advisers. This contractual agreement may only be changed or eliminated before October 28, 2018 with the approval of the Board of Trustees (the “Board”). Such waivers are not subject to reimbursement by the Fund.

(2)	Other Expenses include acquired fund fees and expenses less than 0.01%.

Example

The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Adviser’s agreement to waive management fees until October 28, 2018). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$30	$135	$250	$585

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of large capitalization companies and other instruments, such as certain investment companies (see below) that seek to track the performance of securities of large capitalization companies. The Fund defines large capitalization companies as companies whose market capitalizations typically fall within the range of the Russell 1000® Index (as of June 30, 2017, companies with capitalizations of at least approximately $3.4 billion). While the Fund primarily invests in equity securities of large capitalization companies, it may also invest in securities of medium and small capitalization companies. The Fund may invest in securities issued by U.S. and foreign entities. The Fund may invest in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective. The Fund may also invest a portion of its assets in securities of real estate investment trusts (“REITs”), which are companies that own and/or manage real estate properties. From time to time, the Fund may also buy or sell derivatives, principally futures contracts for cash equitization purposes. The Fund follows an investing style that favors growth investments.

The Fund’s portfolio is constructed by combining the investment styles and strategies of multiple sub-advisers that will be retained by the Adviser (each a “Sub-adviser”). Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Fund’s assets.

Portfolio securities may be sold at any time. Sales may occur when a Sub-adviser seeks to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, or when a Sub-adviser believes it would be appropriate to do so in order to readjust the asset allocation of its portion of the Fund’s investment portfolio.

The Adviser is responsible for determining the amount of Fund assets to allocate to each Sub-adviser. The Adviser currently allocates Fund assets for each investment strategy to the following Sub-advisers: BlackRock Investment Management, LLC (“BlackRock”); Jennison Associates LLC (“Jennison”); Lazard Asset Management LLC (“Lazard”); Sustainable Growth Advisers, LP (“SGA”); and William Blair Investment Management, LLC (“William Blair”). The Adviser may adjust allocations to the Sub-advisers at any time or make recommendations to the Board with respect to the hiring, termination, or replacement of a Sub-adviser. Below is a summary of each Sub-adviser’s principal investment strategies.

BlackRock’s Principal Investment Strategies

BlackRock invests in equity securities with the objective of approximating as closely as practicable the capitalization weighted total rate of return of the segment of the United States market for publicly traded equity securities represented by the 1,000 largest capitalized companies. The criterion for the selection of investments is the Russell 1000® Growth Index.

Jennison’s Principal Investment Strategies

Jennison seeks to invest in large capitalization securities whose price will increase over the long term. It invests in equity and equity-related securities of companies that it believes have strong capital appreciation potential. In deciding which equities to buy, Jennison follows a highly disciplined investment selection and management process of identifying companies that show superior absolute and relative earnings growth and also are believed to be attractively valued. Jennison’s confidence in potential issuer earnings is an important part of the selection process. Jennison evaluates a company’s value by examining fundamental metrics such as price to forward earnings, price to book value, price to sales, and enterprise value to earnings before interest, taxes, depreciation, and amortization.

Lazard’s Principal Investment Strategies

Lazard invests primarily in equity securities, principally common stocks, of U.S. companies that Lazard believes have strong and/or improving financial productivity and are undervalued based on their earnings, cash flow or asset values. Although Lazard generally focuses on large capitalization companies, the market capitalizations of issuers in which Lazard invests may vary with market conditions, and Lazard also may invest in medium capitalization and small capitalization companies.

SGA’s Principal Investment Strategies

SGA uses an investment process to identify large capitalization companies that it believes have a high degree of predictability, strong profitability and above average earnings and cash flow growth. SGA seeks to identify companies that exhibit characteristics such as pricing power, repeat revenue streams, and global reach that, in SGA’s judgment, have the potential for long-term earnings growth within the context of low business risk. SGA employs an intensive internal research and a bottom-up stock selection approach. SGA selects investments that it believes have superior long-term earnings prospects and attractive valuation. SGA seeks to sell a portfolio holding when it believes the security’s fundamentals deteriorate, its valuation is no longer attractive, or a better investment opportunity arises.

William Blair’s Principal Investment Strategies

William Blair invests primarily in a diversified portfolio of equity securities of domestic growth companies of a variety of sizes that are expected to exhibit quality growth characteristics. William Blair performs fundamental company analysis and focuses on stock selection.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares varies as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You may lose money by investing in the Fund. The principal risks affecting the Fund that can cause a decline in value are:

●	Active Management Risk. A significant portion of the Fund is actively managed with discretion and may underperform market indices or other mutual funds with similar investment objectives.
●
American Depositary Receipts or Global Depositary Receipts Risk. ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. securities they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.

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Counterparty Risk. When the Fund enters into an investment contract, such as a derivative or a repurchase agreement, the Fund is exposed to the risk that the other party may be unable or unwilling to fulfill its obligations, which could adversely impact the value of the Fund.

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Currency Risk. As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, adversely affecting the value of the Fund.

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Derivatives Risk. An investment in derivatives (such as futures contracts) may not perform as anticipated by the Sub-advisers, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Derivatives may create investment leverage so that when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment or when used for hedging purposes, the derivative may not provide the anticipated protection, causing the Fund to lose money on both the derivative and the exposure the Fund sought to hedge. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Derivatives are also subject to correlation risk, which is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index. The Fund’s use of derivatives is also subject to market risk and liquidity risk, each of which is described below.

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Equity Risk. The value of equity securities will rise and fall over short or extended periods of time in response to the activities of the company that issued them, general market conditions, and/or economic conditions.

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Foreign Securities Risk. The risks of investing in foreign securities can increase the potential for losses in the Fund and may include currency risk, political and economic instability, additional or fewer government regulations, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors, and less stringent regulation of securities markets.

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Growth Style Risk. The Fund is managed primarily in a growth investment style. Growth stocks can perform differently from the market as a whole and other types of stocks and may underperform other types of investments or investment styles, as different market styles tend to shift in and out of favor depending upon market conditions and other factors. Growth stocks are stocks of companies expected to increase revenues and earnings at a faster rate than their peers.

●
Investment Company and Exchange Traded Fund Risk. An investment company, including an ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively. Large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses.

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Investment Strategy Risk. There is no assurance the Fund’s investment objective will be achieved. Investment decisions may not produce the expected results. The value of the Fund may decline, and the Fund may underperform other funds with similar objectives and strategies.

●	Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole or other similar securities.
•
Larger Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

●
Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit the Fund’s ability to value securities, or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.

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Market Risk. The overall market may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets, a particular securities market, or other types of investments.  A variety of factors can influence underperformance, including regulatory events, inflation, interest rates, terrorism, and natural disasters.

●
Multi-Manager and Multi-Style Management Risk. The Fund allocates its assets to multiple Sub-advisers believed to have complementary styles. These investment styles, at times, may not be complementary and could result in more exposure to certain types of securities. Because portions of the Fund’s assets are managed by different Sub-advisers using different styles, the Fund could engage in overlapping or conflicting securities transactions. Overlapping transactions could lead to multiple Sub-advisers purchasing the same or similar securities at the same time, potentially leading to the Fund holding a more concentrated position in these securities. Conversely, certain Sub-advisers may be purchasing securities at the same time other Sub-advisers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style.

•
Passive Management Risk. Because the portion of the Fund allocated to BlackRock is managed so that its total return closely corresponds with that of the Russell 1000® Growth Index, the Fund faces a risk of poor performance if the Russell 1000® Growth Index declines generally or performs poorly relative to other U.S. equity indexes or individual stocks, the stocks of companies which comprise the Russell 1000® Growth Index fall out of favor with investors, or an adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in the Russell 1000® Growth Index.

●	Real Estate Investment Trusts Risk. REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.
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Redemption Risk. The Fund may experience losses when selling securities to meet redemption requests. The risk is greater for larger redemption requests or redemption requests during adverse market conditions.

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Regulatory and Judicial Risk. The regulation of security transactions in the United States is a rapidly changing area of law. Securities markets are subject to legislative, regulatory and judicial actions which could have a substantial adverse effect on the Fund’s performance.

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Smaller Company Risk. Investments in smaller capitalization companies (including medium capitalization and small capitalization companies) may have greater risks, as these companies may have less operating history, narrower product or customer markets, and fewer managerial and financial resources than more established companies. Smaller capitalization stocks may be more volatile and have less liquidity.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s year-to-year performance and its performance for one year and since inception compared to that of a broad measure of market performance. The performance information shown here reflects only Fund performance and does not reflect annual program or administrative fees you may be charged for participating in Edward Jones Advisory Solutions® (“Advisory Solutions”). See the Fund’s website www.bridgebuildermutualfunds.com for updated performance information. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Year-by-Year Total Returns
Calendar Year Ended December 31

Quarterly Returns
Highest (quarter ended September 30, 2016)	5.06%
Lowest (quarter ended March 31, 2016)	-2.90%

The performance information shown above is based on a calendar year. The Fund’s performance (before taxes) from 1/1/17 to 9/30/17 was 18.38%.

Average Annual Total Return as of December 31, 2016
	1 Year	Since Inception (4/27/15)
Return Before Taxes	3.24%	2.24%
Return After Taxes on Distributions	3.01%	2.03%
Return After Taxes on Distributions and Sale of Fund Shares	2.02%	1.70%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	7.08%	3.82%
The Russell 1000® Growth Index measures the performance of the large- cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike a mutual fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

Fund Management

Olive Street Investment Advisers, LLC is the investment adviser for the Fund.

Sub-advisers and Portfolio Managers

The Adviser currently allocates Fund assets for each investment strategy to the following Sub-advisers, which allocations may be adjusted at any time:

BlackRock
Portfolio Managers	Position with BlackRock	Length of Service to the Fund
Alan Mason	Managing Director, Portfolio Manager	Since Inception
Greg Savage	Managing Director, Portfolio Manager	Since Inception
Rachel M. Aguirre	Director, Senior Portfolio Manager	Since April 2016
Creighton Jue	Managing Director, Portfolio Manager	Since April 2016

Jennison
Portfolio Managers	Position with Jennison	Length of Service to the Fund
Kathleen A. McCarragher	Managing Director	Since Inception
Blair A. Boyer	Managing Director	Since Inception

Lazard
Portfolio Managers	Position with Lazard	Length of Service to the Fund
Andrew Lacey	Portfolio Manager/Analyst	Since Inception
Martin Flood	Portfolio Manager/Analyst	Since Inception
H. Ross Seiden	Portfolio Manager/Analyst	Since September 2015
Ronald Temple, CFA	Portfolio Manager/Analyst	Since Inception

SGA
Portfolio Managers	Position with SGA	Length of Service to the Fund
George P. Fraise	Portfolio Manager/Analyst	Since Inception
Gordon M. Marchand, CFA	Portfolio Manager/Analyst	Since Inception
Robert L. Rohn	Portfolio Manager/Analyst	Since Inception

William Blair
Portfolio Managers	Position with William Blair	Length of Service to the Fund
David C. Fording	Partner and Portfolio Manager	Since Inception
John F. Jostrand	Partner and Portfolio Manager	Since Inception

Purchase and Sale of Fund Shares

Fund shares are currently available exclusively to investors participating in Advisory Solutions, an investment advisory program or asset-based fee program sponsored by Edward D. Jones & Co., L.P. (“Edward Jones”). Therefore, you may purchase and sell or redeem Fund shares only from Edward Jones through Advisory Solutions. There are no initial or subsequent minimum purchase amounts for the Fund. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open.

Tax Information

The Fund’s distributions will normally be taxed as ordinary income or capital gains. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.